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                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Lason, Inc., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1997 (the "Annual Report"), hereby nominates, constitutes and appoints Gary L. Monroe and William J. Rauwerdink, or either of them, as his true and lawful attorney-in-fact, with full power to act and with full power of substitution, for him and in his name, place and stead, to sign the Annual Report and any and all amendments thereto, and to file the Annual Report and each amendment so signed, with all exhibits thereto, with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 30th day of March, 1998.


/s/ Robert A. Yanover                   /s/ Fariborz Ghadar
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Robert A. Yanover                       Fariborz Ghadar
Chairman of the Board and Director      Director


/s/ Gary L. Monroe                      /s/ Donald M. Gleklen
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Gary L. Monroe                          Donald M. Gleklen
Chief Executive Officer, President      Director
(principal executive officer), and
Director

/s/ William J. Rauwerdink               /s/ Joseph P. Nolan
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William J. Rauwerdink                   Joseph P. Nolan
Executive Vice President and            Director
Chief Financial Officer

/s/ Allen J. Nesbitt                    /s/ Bruce V. Rauner
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Allen J. Nesbitt                        Bruce V. Rauner
Director                                Director